                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                    1-7697                 43-6069928

 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)



                             500 North Akard Street
                            Dallas, Texas 75201 75201
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending October 1996, filed with the Bankruptcy Court on November 20, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for October 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               I.C.H. CORPORATION


Date:  November 26, 1996              By: /s/Susan A. Brown
                                         ---------------------------------------
                                         Susan A. Brown, Chairman of the Board,
                                         Director, Co-Chief Executive Officer,
                                         Chief Financial Officer and Treasurer

                                Index to Exhibits

                                                                        Numbered
Exhibit Number               Description                                Pages

99          Monthly Operating Report for the Month Ending                41
            October 1996, filed with the United States
            Bankruptcy Court for the Northern District of Texas,
            Dallas Division, Case No. 395-36351-RCM-11.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                            MONTH ENDING: OCTOBER, 1996



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                           DIRECTOR, CHAIRMAN OF THE BOARD,
                                           CO-CHIEF EXECUTIVE OFFICER,
/s/SUSAN A. BROWN                          CHIEF FINANCIAL OFFICER AND TREASURER
---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         11/20/96
---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        11/20/96
---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996                                      ACCRUAL BASIS-1


COMPARATIVE BALANCE SHEET
                                             Schedule   October 31     September 30
                                             Reference   Balances        Balances

ASSETS
1. Unrestricted cash                           1.A          $77,254        $143,974
   Short-term investments                      1.B       87,977,761      88,175,958
2. Restricted cash & short-term investments    1.C      104,707,502     104,254,691
                                                       ------------    ------------
3. Total cash                                           192,762,517     192,574,623

4. Accounts receivable                         4.A          115,451         609,030
   Federal income tax refund                   4.B          786,100         786,100
   Income tax recoverable from purchaser       4.C        7,848,517       7,848,517
6. Notes receivable                            6.A       27,000,000      27,581,800
10.Investment real estate                      10.A       2,585,000       4,400,000
15.Investment in subsidiaries                  15.A     109,699,262     109,841,602
   Investment common stocks & bonds            15.B      40,454,542      40,466,770
   Distribution & liquidation interest
      in CSFB                                  15.C      18,000,000      18,000,000
   Tax indemnification                         15.D      24,600,000      24,600,000
   Other assets                                15.E       2,389,985       2,157,036
                                                       ------------    ------------
           Total assets                                $426,241,374    $428,865,478
                                                       ============    ============

POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses       27.C         389,747         815,886
   Accrued interest                            27.B          29,188          26,850
18.Taxes payable                               25.A             102             166
                                                       ------------    ------------
           Total postpetition liabilities                   419,037         842,902
                                                       ------------    ------------
PREPETITION LIABILITIES
24.Secured notes payable                       24.A      30,323,863      30,323,863
25.Accrued taxes                               25.A      16,684,468      18,924,899
26.Unsecured notes payable                     26.A     372,162,000     372,162,000
27.Accrued interest                            27.B      15,673,899      15,673,899
   Other liabilities                           27.C      18,105,758      18,105,758
                                                       ------------    ------------
           Total prepetition liabilities                452,949,988     455,190,419
                                                       ------------    ------------
EQUITY
30.Prepetition owners' equity (deficit)                (108,884,661)   (108,884,661)
31.Postpetition cumulative profit                        74,642,495      74,590,076
32.Change in unrealized gains                             7,114,515       7,126,742
                                                       ------------    ------------
           Total equity                                 (27,127,651)    (27,167,843)
                                                       ------------    ------------
   TOTAL PREPETITION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                      $426,241,374    $428,865,478
                                                       ============    ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


CASH IN BANKS- UNRESTRICTED
                                               October 31        September 30
Account Name               Account No.

Bank of Louisville         2449-393-8           $4,139.82          $4,139.82
Operating Account


Bank of Louisville         2449-390-3           64,951.96          64,951.96
General Account


Bank One                   90484306              3,896.77           6,466.63
Custody Account


Bank One                   100171305           (10,845.98)         51,411.24
Operating Account


First Farmers              70-007-419            5,083.46           7,866.79
Dining Room Account


First Farmers              70-007-427            9,328.00           8,437.00
Pro Shop Account


Petty Cash @ Perry Park                            700.00             700.00
                                               ----------        -----------
   Total unrestricted cash in banks            $77,254.03        $143,973.44
                                               ==========        ===========


                                   SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996

SHORT TERM INVESTMENTS

                                          October 31        September 30


United States Treasury Bills
5.04% Due 11/14/96                      $26,950,513.60     $26,833,236.41

United States Treasury Bills
5.18% Due 12/12/96                       19,881,052.66      19,792,051.97

United States Treasury Bills
5.07% Due 10/31/96                                0.00      17,923,291.01

United States Treasury Bills
5.09% Due 11/29/96                       19,920,099.21      19,832,379.02

Bank One Texas
Time Deposit 5.625% Due 10/01/96                  0.00       3,795,000.00

Bank One Texas
Time Deposit 5.625% Due 11/01/96          1,340,000.00               0.00

United States Treasury Bills
5.00% Due 12/12/96                       19,886,095.29               0.00
                                        --------------     --------------

     Total short-term investments       $87,977,760.76     $88,175,958.41
                                        ==============     ==============


                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996

RESTRICTED CASH AND SHORT TERM INVESTMENTS

Account Name                        Account No.           October 31         September 30

Latter & Blum Property              0005-65040              $4,994.99          $3,848.99
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                       40 75k012013                 0.00               0.00
Tax Ind Escrow                      40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)             088-05177043             1,566.34           1,581.77
Upfront Buyer Expenses

Texas Commerce Bank (2)             088-05177035             2,171.71           2,184.56
Expense Collateral Account

Texas Commerce Bank (2)             088-05176995             5,777.78           5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp.(3)  3855124256                   0.00               0.00
Escrow Account

Bank of Louisville  (4)
Repurchase Agreement 4.80% Due 11/4/96                      81,994.73               0.00

Bank of Louisville  (4)
Repurchase Agreement 4.80% Due 10/4/96                           0.00          81,668.06

Fidelity Institutional Cash
Due 12/31/96 at Maturity                                     1,409.35           1,083.78

United States Treasury Bills (3)
5.005% Due 12/19/96                                     54,309,927.65      54,075,468.21

United States Treasury Bills (3)
4.992% Due 12/12/96                                     50,299,659.43      50,083,077.57
                                                      ---------------    ---------------
   Total restricted cash and short term investments   $104,707,501.98    $104,254,690.72
                                                      ===============    ===============


(1) Escrows established related to sale of Integrity National Life Insurance Company to Citizens Financial Corporation. $250,000 purchase price escrow released in July. Remaining tax escrow balance released to Citizens Financial Corp.
(2)  Escrows established related to proposed sale to Shinnecock Holdings Inc.
(3)  Escrows established related to sale to Southwestern Financial Corp.
(4)  Escrow established related to tax obligations of Consolidated Fidelity.


                                  SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996

ACCOUNTS RECEIVABLE

                                                 October 31        September 30

Perry Park:

    Maintenance Fees Receivable                  $143,890.33        $144,238.31


    Allowance for doubtful accounts              (130,000.00)       (130,000.00)
                                                 -----------        -----------

                                                   13,890.33          14,238.31

Other - Due from BML                                    0.00         509,601.00

Other - Due from SWFS                             101,560.87          85,190.78
                                                 -----------        -----------
   Total                                         $115,451.20        $609,030.09
                                                 ===========        ===========



                                 SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


FEDERAL INCOME TAX REFUND DUE

                                         October 31        September 30

1993 Form 1120X Refund                   $786,100.00        $786,100.00
                                         ===========        ===========


                                  SCHEDULE 4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES


                                                     October 31    September 30

Due from Southwestern Financial Corporation for
   income tax settlement from sale of Southwestern
   Life, Union Bankers, Constitution and Marquette  $7,848,517.00  $7,848,517.00
                                                    =============  =============


                                  SCHEDULE 4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


NOTES RECEIVABLE


                                                  October 31       September 30
Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001           $27,000,000.00     $27,000,000.00

Ballard Texas Properties (1)
8.0% Due 10/31/02                                  581,800.00         581,800.00
   Allowance for loss-Ballard Texas Properties    (581,800.00)
                                               --------------     --------------

   Total notes receivable                      $27,000,000.00     $27,581,800.00
                                               ==============     ==============

NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas


                                  SCHEDULE 6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


INVESTMENT REAL ESTATE


                                                October 31        September 30
DESCRIPTION

Perry Park                                     $4,634,116.10      $4,634,116.10
   Allowance for loss on Perry Park            (3,049,462.30)     (3,049,462.30)

Republic Tower - Office Bldg                    2,000,000.00       2,000,000.00

Baton Rouge, Louisiana - Land                   1,125,000.00       1,125,000.00
   Allowance for loss on land                    (640,000.00)       (640,000.00)

Ponderosa Inn, Burley ID - Golf Course            844,599.55         844,599.55

Deltona Lakes, Florida - Land                       1,213.00           1,213.00

Additional Allowance for Loss (Unallocated)    (2,330,466.35)       (515,466.35)
                                               -------------      -------------
   Total investment real estate                $2,585,000.00      $4,400,000.00
                                               =============      =============

NOTE:  $1,815,000 additional unallocated allowance for real estate recorded.


                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996

INVESTMENT IN SUBSIDIARIES

                                            October 31        September 30

SWL Holding Corporation                            $0.00              $0.00
Care Financial Corporation                 99,371,101.00      99,371,101.00
SLC Financial Services                        257,294.30         257,294.30
Facilities Management Installation          9,430,081.00       9,572,421.00
BML Agency                                    640,786.05         640,786.05
                                         ---------------    ---------------
  Investment in Affiliates               $109,699,262.35    $109,841,602.35
                                         ===============    ===============


NOTES:

(a) Bankers Multiple Line Insurance Company ("BML"), a wholly-owned subsidiary of Care Financial Corporation, sold Modern American Life Insurance Company and Western Pioneer Life Insurance Company as of June 28, 1996. Net proceeds to BML of the sale of Modern American and Western Pioneer were approximately $27 million, including certain real estate and mineral interests valued at $11 million distributed to BML by Modern American and Western Pioneer in connection with the sale. BML also received an assignment of any federal income tax refunds payable to Modern American for periods prior to January 1, 1996.

     In addition, BML sold Philadelphia American Life Insurance Company. BML utilized approximately $6 million of the proceeds from the sale to purchase certain securities, real estate, limited partnership interests and reinsurance receivables from Philadelphia American at the closing, as required under the purchase agreement. ICH estimates the net proceeds from the sale of Philadelphia American, the liquidation of the securities, real estate, limited partnership interests, and the settlement of reinsurance receivables assigned to BML by Philadelphia American will total approximately $11 million.


                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


INVESTMENT IN COMMON STOCKS AND BOND


                                   NUMBER
                                 OF SHARES      October 31        September 30
Common Stocks (at market value):
  Commonwealth Industries              200             $1.00            $200.00
  Churchill Downs                   10,000        370,000.00         385,000.00
  XRC Corp.                          5,595            559.50             559.50

  National Energy Group, Inc.          730          3,102.50           2,920.00
  Ky Central Life Insurance Co.        463             46.30              46.30
  Ky Investors                         300          3,975.00           3,993.90

  Worthington Industries             3,667         76,090.25          73,340.00
  IMO Industries                         2              9.00              11.00
  Transamerica Title                    10            758.75             698.75
                                              --------------     --------------
   Total common stocks                           $454,542.30        $466,769.45
                                              ==============     ==============

Change between periods represents
   change in unrealized                          ($12,227.15)
                                              ==============

Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                            40,000,000.00      40,000,000.00
                                              --------------     --------------

   Total Common Stocks & Bonds                $40,454,542.30     $40,466,769.45
                                              ==============     ==============



                                  SCHEDULE 15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996

DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION



                                               October 31        September 30

Distribution and liquidation interest in
        CFSB Corporation (Estimated)         $18,000,000.00     $18,000,000.00
                                             ==============     ==============

NOTE:
Letter Agreement dated March 29, 1993, from Consolidated  National  Corporation,
(CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% OF, all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.



                                  SCHEDULE 15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


TAX INDEMNIFICATION


                                             October 31        September 30

Tenneco Indemnification                    $24,600,000.00     $24,600,000.00
                                           ==============     ==============

NOTE:
ICH has announced a settlement with Tenneco, Inc. (Tenneco Settlement). Pursuant to the Tenneco Settlement, upon the earlier of the granting by the Bankruptcy
Court of the Tenneco Settlement Motion by Final Order or the Effective Date of the Joint Plan, ICH and Tenneco shall mutually release all claims against each other and Tenneco shall pay to ICH the sum of $18.5 million and cancel the 9
1/2% unsecured note due 1996 of ICH.



                                  SCHEDULE 15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


OTHER ASSETS

                                                   October 31     September 30

Accrued Interest on Short Term Investments              $515.49         $900.16

Accrued Interest on Bonds-Unaffiliated             1,057,777.78      824,444.44

Accrued Interest on Notes Receivable               1,335,570.50    1,331,691.83
   Allowance for loss - Ballard Texas Properties      (3,878.67)
                                                  -------------   -------------

   Total other assets                             $2,389,985.10   $2,157,036.43
                                                  =============   =============



                                  SCHEDULE 15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


SECURED NOTES PAYABLE


                                             October 31        September 30

Victor Sayyah                              $30,000,000.00 (1) $30,000,000.00
c/o Lord, Bissell & Brook
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603


Ozark National Life Insurance Co.              323,863.22 (2)     323,863.22
500 East 9th
Kansas City  MO  64106
                                           --------------     --------------

                                           $30,323,863.22     $30,323,863.22
                                           ==============     ==============


NOTES:
(1)Secured by note receivable of $27,000,000.
   Unsecured in amount of $ 3,000,000.
   See Schedule  6.A

(2)Dated 6-2-78  Mortgage
   Unplatted property situated in Glenwood Hall & Country Club, also known as Perry Park Resort, Owenton County Recorded in Book 75 page 576, dated 9-28-71



                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


ACCRUED TAXES


                                                   October 31      September 30

   Prepetition:
Commonwealth of Kentucky     1989-1992 State      $69,569.00 (c)  $2,310,000.00
Revenue Cabinet              Income Tax Audit
Frankfort, KY  40619


Intercompany payable per tax sharing
    agreement & other                           5,514,899.00 (a)   5,514,899.00

Reserve for Federal Income Tax Audit           11,100,000.00 (b)  11,100,000.00
                                              --------------     --------------
     Total prepetition accrued taxes          $16,684,468.00     $18,924,899.00
                                              ==============     ==============


   Postpetition:
Commonwealth of Kentucky  10/01/96 thru 10/31/96     $102.15            $165.88
Revenue Cabinet           Sales & Use Tax
Frankfort, KY  40619
                                              --------------     --------------

     Total postpetition accrued taxes                $102.15            $165.88
                                              ==============     ==============

Notes:
(a) ICH made a $1.5 million estimated tax payment for 1996. Of this amount, $1.1 million had been accrued previously.
(b) On September 13, the Bankruptcy Court approved a tax settlement which when completed will eliminate ICH's tax liability for years ended on or before December 31, 1995 and result in a payment of $3.95 million to ICH.
(c)  Reduced Kentucky income tax accrual $2,240,431.



                                 SCHEDULE  25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


UNSECURED NOTES PAYABLE



                                              October 31        September 30

Tenneco Inc.                                $21,900,000.00 (a) $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                             3,000,000.00       3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996         256,101,000.00     256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003          91,161,000.00      91,161,000.00
                                           ---------------    ---------------

     Total unsecured notes payable         $372,162,000.00    $372,162,000.00
                                           ===============    ===============


NOTE:
(a)  ICH has announced a settlement  with Tenneco,  Inc.  (Tenneco  Settlement).
     Pursuant to the Tenneco Settlement, upon the earlier of the granting by the Bankruptcy Court of the Tenneco Settlement Motion by Final Order or the
     Effective Date of the Joint Plan, ICH and Tenneco shall mutually release all claims against each other and Tenneco shall pay to ICH the sum of $18.5 million and cancel the 9 1/2% unsecured note due 1996 of ICH.



                                 SCHEDULE  26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


ACCRUED INTEREST

                                               October 31        September 30

   Prepetition:
Accrued Interest on Secured Debt               1,584,770.86       1,584,770.86

Accrued Interest on Unsecured Debt            14,089,128.15      14,089,128.15
                                             --------------     --------------
   Total prepetition accrued interest        $15,673,899.01     $15,673,899.01
                                             ==============     ==============


NOTE:
Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.


   Postpetition:
Accrued Interest on Secured Debt (Ozark)          29,187.63          26,849.60
                                             --------------     --------------
   Total postpetition accrued interest           $29,187.63         $26,849.60
                                             ==============     ==============



                                 SCHEDULE  27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


OTHER LIABILITIES

                                                October 31        September 30

PREPETITION:

Fractional Shares Payable @
Bank of Louisville                               $179,765.09        $179,765.09
P.O. Box 1101
Louisville, KY  40201-1101


Common Stock Dividend Payable @
Bank of Louisville                                200,398.57         200,398.57
P.O. Box 1101
Louisville, KY  40201-1101


Preferred Dividend Payable @
Bank of Louisville                                 81,064.70          81,064.70
P.O. Box 1101
Louisville, KY  40201-1101


Facilities Management Installation
Inter-company account payable                   6,304,530.11       6,304,530.11

Retired Employee Liability                      5,565,000.00       5,565,000.00

Robert T. Shaw & C. Fred Rice (a)
Independent Contractor and Services Agreement
Dated February 11, 1994                         5,775,000.00       5,775,000.00
                                              --------------     --------------
   Total of prepetition liabilities           $18,105,758.47     $18,105,758.47
                                              ==============     ==============


POSTPETITION:

Real Estate Expense Accrual                        $3,034.17          $3,556.70

General Expense Accrual                           386,712.71         812,328.62
                                              --------------     --------------
   Total of postpetition liabilities             $389,746.88        $815,885.32
                                              ==============     ==============

Note:
(a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy
     Court.



                                 SCHEDULE  27.C

I.C.H. Corporation
Case No. 395-36351-RCM-11
Monthly Operating Report
October 31, 1996                                      ACCRUAL BASIS-2


INCOME STATEMENT

                                           Schedule      Month only      Period  to date
                                           Reference      Balance         From 12/31/95

REVENUES:
   Interest income                                         $1,109,817         $9,964,491
   Perry Park revenues                                         34,365            529,633
   Realized capital gains(losses)                1.A                0           (654,486)
   Other income                                  1.B            1,977             23,198
                                                         ------------       ------------
   Total revenues                                           1,146,159          9,862,836
                                                         ------------       ------------
EXPENSES:
9. Directors fees                                9              4,000             45,500
11.General and administrative                                 296,480          2,276,636
                                                         ------------       ------------
                                                              300,480          2,322,136
                                                         ------------       ------------
15.Income before non-operating income and expenses            845,679          7,540,700
                                                         ------------       ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries   16.A        (142,339)        (1,163,797)
18.Gain (loss) on sale of subsidiary             16.B               0            (37,333)
19.Miscellaneous income (expense):
       Write-off prepetition liability related to
         BOL terminated escrow agreement                            0            442,802
       Reserve for Ballard Tx Properties  note &
         interest receivable                                 (585,679)          (585,679)
       Reserve for unallocated real estate                 (1,815,000)        (1,815,000)
20.Interest expense                              18            (2,338)           (28,468)
                                                         ------------       ------------
   Net other income (expenses)                             (2,545,356)        (3,187,475)
                                                         ------------       ------------
REORGANIZATION EXPENSES:

23.Professional fees                             23           366,679          3,598,602
24.U.S. Trustee fees                             24             5,500             30,250
                                                         ------------       ------------
                                                              372,179          3,628,852
                                                         ------------       ------------

27.Tax expense (benefit)                         27        (2,124,276)        (6,054,992)
                                                         ------------       ------------
   Net income (loss)                                           52,420          6,779,365
   Change in unrealized                                       (12,227)         7,130,990
   Net equity (deficit) at beginning of period            (27,167,844)       (41,038,006)
                                                         ------------       ------------
   Net equity (deficit)  at end of period                ($27,127,651)      ($27,127,651)
                                                         ============       ============


I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996



REALIZED CAPITAL GAINS(LOSSES):

                                             Month only      Period  to date
                                              Balance         From 12/31/95

Write-down of real estate and equipment        $0.00           ($653,731.00)
Sale of short term investments                  0.00                (755.11)
                                               -----           ------------

                                               $0.00           ($654,486.11)
                                               =====           ============


                                  SCHEDULE 1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


OTHER INCOME

                                             Month only      Period  to date
                                              Balance         From 12/31/95

Commission income                              $1,977.10         $17,704.16
Miscellaneous income                                0.00           5,494.62
                                               ---------         ----------
                                               $1,977.10         $23,198.78
                                               =========         ==========



                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996



DIRECTORS FEES

                                           Month only      Period  to date
                                            Balance         From 12/31/95

Stanley Stegner                               $2,000.00         $21,750.00

Keith Tucker                                       0.00           2,250.00

Vernon Zimmerman                               2,000.00          21,500.00
                                              ---------         ----------

                                              $4,000.00         $45,500.00
                                              =========         ==========



                                 SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996



EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES

                                               Month only      Period  to date
                                                Balance         From 12/31/95

Care Financial Corp                                   $0.00       ($696,604.00)
SLC Financial Services                                 0.00          30,294.30
Facilities Management Installation, Inc.        (142,339.00)       (577,527.00)
BML Agency                                             0.00          80,039.64
                                               ------------     --------------
                                               ($142,339.00)    ($1,163,797.06)
                                               ============     ==============

NOTE:
Equity in earnings is calculated on a monthly basis only for FMI.



                                  SCHEDULE 16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


GAINS (LOSSES) ON SALES OF SUBSIDIARIES

                                               Month only      Period  to date
                                                Balance         From 12/31/95

Adjusted Capital & Surplus settlement
   related to sale of Integrity National Life      $0.00        ($37,332.53)
                                                   -----        -----------
                                                   $0.00        ($37,332.53)
                                                   =====        ===========


                                  SCHEDULE 16.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


INTEREST EXPENSE

                                    Month only      Period  to date
                                     Balance         From 12/31/95

Ozark National Life                    $2,338.03         $28,468.45
                                       ---------         ----------
                                       $2,338.03         $28,468.45
                                       =========         ==========


                                   SCHEDULE 18

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


PROFESSIONAL FEES

                                                Month only      Period  to date
                                                 Balance         From 12/31/95

Paid & Accrued Postpetition:

Paid during period:
   Coopers & Lybrand                                   $0.00        $271,335.19
   Winstead, Sechrest & Minick                    233,491.33       1,090,586.05
   Donaldson, Lufkin & Jenrette                         0.00         228,886.04
   Rodney D. Moore                                      0.00         102,764.85
   Houlihan Lokey Howard & Zukin                        0.00         618,789.72
   Gibson, Dunn & Crutcher                        205,594.93         755,437.73
   Pryor, Cashman                                 196,080.74         531,562.91
   Southwest Securities                                 0.00         147,028.75
   Lightfoot                                       10,890.39          32,052.91
   Vinson & Elkins                                146,237.60         146,237.60
                                                 -----------      -------------
           Total paid for period                  792,294.99       3,924,681.75
Change in accrual                                (425,615.91)       (326,079.75)
                                                 -----------      -------------
   Total reorganization professional fees        $366,679.08      $3,598,602.00
                                                 ===========      =============


                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996



U.S. TRUSTEE FEES

                                             Month only      Period  to date
                                              Balance         From 12/31/95

ICH Corporation                               $5,000.00         $18,750.00
CARE Financial Corp                              250.00           5,750.00
SWL Holding Corp                                 250.00           5,750.00
                                              ---------         ----------
Total                                         $5,500.00         $30,250.00
                                              =========         ==========


                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996



TAXES

                                           Month only      Period  to date
                                            Balance         From 12/31/95

Franchise taxes                             $110,000.00        $229,241.46
State (KY) income tax                     (2,240,431.00)     (2,335,798.13)
Sales taxes                                    3,069.12          13,252.32
Other taxes                                    3,085.92          43,150.87
Current F.I.T. Provision (Benefit)                 0.00      (4,004,838.00)
                                         --------------     --------------
Total                                    ($2,124,275.96)    ($6,054,991.48)
                                         ==============     ==============


NOTE:  Reduced Kentucky income tax accrual $2,240,431.



                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                           ACCRUAL BASIS-3
Monthly Operating Report
October 31, 1996



CASH RECEIPTS AND DISBURSEMENTS

Cash at beginning of month                                       $192,574,623

Receipts from operations:
   Interest received                               872,989
   Perry Park revenues                              34,365
   Other                                             1,977
                                                 ---------
                                                   909,331
Non-operating receipts:
   MAL & WPL federal income tax
     received from BML                             509,601
                                                 ---------
   Total cash received                           1,418,932          1,418,932
                                                 ---------       ------------
   Total cash available                                           193,993,555

Cash disbursed for operations:
   General expenses                                313,024
   Taxes                                           116,219

   Directors fees (see schedule at
      Accrual Basis-6)                               4,000
                                                 ---------
                                                   433,243

Non-operating disbursements:

   Funds held in tax escrow related to sale
     of Integrity National Life
     paid to Citizens Security Life                      0

Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6.            792,295
   U.S. Trustee Fees                                 5,500
                                                 ---------
   Total cash disbursed                          1,231,038          1,231,038
                                                 ---------       ------------
Cash at end of month                                             $192,762,517
                                                                 ============


I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


ACCRUAL BASIS-4



ACCOUNTS RECEIVABLE

Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.


POSTPETITION TAXES

All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
October 31, 1996


ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:

Directors Fees:

   Stanley Stegner                                          $2,000.00
   Vernon Zimmerman                                          2,000.00
                                                          -----------
                                                            $4,000.00
                                                          ===========

Payments to affiliates:

   NONE


PAYMENTS TO PROFESSIONALS:

Related to reorganization:
   Winstead, Sechrest & Minick                            $233,491.33
   Coopers & Lybrand                                             0.00
   Houlihan, Lokey, Howard & Zukin                               0.00
   Gibson, Dunn & Crutcher                                 205,594.93
   Pryor, Cashman                                          196,080.74
   Southwest Securities                                          0.00
   Lightfoot                                                10,890.39
   Vincent & Elkins                                        146,237.60
                                                          -----------
   Total reorganization professional fees                 $792,294.99
                                                          ===========


SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

                                                     MONTH:      OCTOBER 1996


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES                             X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
(1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

------        -------          --------------      ---------

------        -------          --------------      ---------

------        -------          --------------      ---------

------        -------          --------------      ---------